                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

================================================================================

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):               June 16, 1998




                         MERITAGE HOSPITALITY GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
                          (State or Other Jurisdiction
                                of Incorporation)


         0-17442                                          38-2730460
(Commission File Number)                                 (IRS Employer
                                                      Identification Number)




                        40 PEARL STREET, N.W., SUITE 900
                              GRAND RAPIDS, MICHIGAN      49503
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 16, 1998, the Company's wholly-owned subsidiaries, Grand Harbor Resort Inc. and Grand Harbor Yacht Club Inc., sold real and personal property including (i) the hotel and restaurant facility (known as the Grand Harbor Resort) located at 940 West Savidge Street, Spring Lake, Michigan (the "Hotel"),
(ii) 47 condominium slips of the Grand Harbor Yacht Club marina which is located adjacent to the Hotel (the "Marina Slips"), (iii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel and the Marina Slips, and (iv) certain other real and personal property owned by the subsidiaries and located adjacent to the Hotel and Marina (collectively, the "Assets"). The Assets were sold to Pacific XXII, Inc. and its affiliate, S.C. Land Acquisitions, L.L.C., both of whom have no relation to the Company. The Assets were sold for $4,500,000 pursuant to the terms of purchase and sale agreements dated May 27, 1998. The purchase price was comprised of $3,125,000 in cash and a $1,375,000 one-year note bearing interest at 10.8% which is secured by the Marina Slips.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)   Pro Forma Financial Information:

     1) Pro Forma financial statements of Meritage Hospitality Group Inc. and Subsidiaries. See "Index to Unaudited Pro Forma Consolidated Financial Statements" on page F-1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      MERITAGE HOSPITALITY GROUP INC.



Dated:   August 10, 1998              By:     /s/ Christopher B. Hewett
                                          --------------------------------------
                                          Christopher B. Hewett
                                          President and Chief Executive Officer

                 MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES

         INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



FINANCIAL STATEMENTS                                            PAGE NUMBER
--------------------                                            -----------


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
 - AS OF MAY 31, 1998                                              F-2

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
  OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1997                F-3

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
  OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 1998               F-4

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
  FINANCIAL STATEMENTS                                             F-5

                 MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF MAY 31, 1998

                                                          MERITAGE
                                                         HOSPITALITY                          PRO
                                                         GROUP INC. &     PRO FORMA          FORMA     CONSOLIDATED
                                                         SUBSIDIARIES    ADJUSTMENTS          REF.      PRO FORMA
                                                         ----------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                           $  1,631,741    $   552,250          (1)      $  2,183,991
     Receivables                                              157,193                                       157,193
     Inventories                                              159,779                                       159,779
     Prepaid expenses and other current assets                162,150                                       162,150
     Note receivable, current portion                            ----        875,000          (1)           875,000
     Net assets of discontinued operations                    201,758     (1,519,013)         (1)        (1,317,255)
                                                         ----------------------------------------------------------

         Total Current Assets                               2,312,621        (91,763)                     2,220,858

PROPERTY, PLANT AND EQUIPMENT, NET                          8,734,145                                     8,734,145
NOTE RECEIVABLE                                                  ----        500,000          (1)           500,000
OTHER ASSETS                                                1,146,347        (61,559)         (1)         1,084,788
GOODWILL, NET                                               5,207,451                                     5,207,451
                                                         ----------------------------------------------------------

         Total Assets                                    $ 17,400,564    $   346,678                   $ 17,747,242
                                                         ==========================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Current portion of long-term debt                   $  1,337,021                                  $  1,337,021
     Current portion of obligations under capital leases      279,066                                       279,066
     Trade accounts payable                                 1,184,266                                     1,184,266
     Accrued expenses                                       1,327,007                                     1,327,007
                                                         ----------------------------------------------------------

         Total Current Liabilities                          4,127,360                                     4,127,360

LONG-TERM DEBT                                              6,344,256                                     6,344,256
OBLIGATIONS UNDER CAPITAL LEASES                            1,546,321                                     1,546,321
DEFERRED INCOME TAXES                                         190,000                                       190,000
DEFERRED REVENUE                                            2,090,000                                     2,090,000
                                                         ----------------------------------------------------------

         Total Liabilities                                 14,297,937                                    14,297,937
                                                         ----------------------------------------------------------

STOCKHOLDERS' EQUITY
     Preferred stock                                            1,384                                         1,384
     Common stock                                              52,144                                        52,144
     Additional paid in capital                            17,538,208                                    17,538,208
     Note receivable from sale of shares                   (6,007,523)                                   (6,007,523)
     Accumulated deficit                                   (8,481,586)   $   346,678          (1)        (8,134,908)
                                                         ----------------------------------------------------------

         Total Stockholders' Equity                         3,102,627        346,678                      3,449,305
                                                         ----------------------------------------------------------

         Total Liabilities and Stockholders' Equity      $ 17,400,564    $   346,678                   $ 17,747,242
                                                         ==========================================================


SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                 MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                         MERITAGE
                                                         HOSPITALITY                          PRO
                                                        GROUP INC. &      PRO FORMA          FORMA     CONSOLIDATED
                                                        SUBSIDIARIES     ADJUSTMENTS         REF.        PRO FORMA
                                                       ------------------------------------------------------------

                                                         (RESTATED)

FOOD AND BEVERAGE REVENUE                              $   26,860,546                                $   26,860,546

COSTS AND EXPENSES
     Cost of food and beverages                             7,672,613                                     7,672,613
     Operating expenses                                    15,993,942                                    15,993,942
     General and administrative expenses                    2,797,477                                     2,797,477
     Depreciation and amortization                          1,150,863                                     1,150,863
                                                       ------------------------------------------------------------
         Total costs and expenses                          27,614,895                                    27,614,895
                                                       ------------------------------------------------------------

OPERATING LOSS                                               (754,349)                                     (754,349)

OTHER INCOME (EXPENSE)
     Interest expense                                      (1,440,192)                                   (1,440,192)
     Interest income                                          592,850                                       592,850
     Loss on sale of assets                                  (218,602)                                     (218,602)
     Minority Interest                                       (195,639)                                     (195,639)
                                                       ------------------------------------------------------------
                                                           (1,261,583)                                   (1,261,583)
                                                       ------------------------------------------------------------

         Loss from continuing operations               $   (2,015,932)                               $   (2,015,932)
                                                       =============================================================

BASIC AND DILUTED LOSS FROM CONTINUING
  OPERATIONS PER COMMON SHARE                          $         (.66)                               $         (.66)
                                                       ============================================================

WEIGHTED AVERAGE SHARES
  OUTSTANDING-BASIC AND DILUTED                             3,214,836                                     3,214,836
                                                       ============================================================


Note: The unaudited pro forma consolidated statement of operations for the year ended November 30, 1997 has been restated to reflect the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statement of operations as the disposition transaction does not effect results from continuing operations.






SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                 MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED MAY 31, 1998

                                                          MERITAGE
                                                         HOSPITALITY                         PRO
                                                        GROUP INC. &      PRO FORMA         FORMA     CONSOLIDATED
                                                        SUBSIDIARIES     ADJUSTMENTS         REF.       PRO FORMA
                                                       ------------------------------------------------------------


FOOD AND BEVERAGE REVENUE                              $   12,713,910                                $   12,713,910

COST AND EXPENSES
     Cost of food and beverages                             3,668,318                                     3,668,318
     Operating expenses                                     7,629,492                                     7,629,492
     General and administrative expenses                    1,569,966                                     1,569,966
     Depreciation and amortization                            619,629                                       619,629
                                                       ------------------------------------------------------------
         Total costs and expenses                          13,487,405                                    13,487,405
                                                       ------------------------------------------------------------

OPERATING LOSS                                               (773,495)                                     (773,495)

OTHER INCOME (EXPENSE)
     Interest expense                                        (740,757)                                     (740,757)
     Interest income                                          315,444                                       315,444
     Gain on sale of assets                                   518,312                                       518,312
     Minority Interest                                         25,677                                        25,677
                                                       ------------------------------------------------------------
                                                              118,676                                       118,676
                                                       ------------------------------------------------------------


         Loss from continuing operations               $     (654,819)                               $     (654,819)
                                                       =============================================================

BASIC AND DILUTED LOSS FROM CONTINUING
  OPERATIONS PER COMMON SHARE                          $         (.16)                               $         (.16)
                                                       ============================================================

WEIGHTED AVERAGE SHARES
  OUTSTANDING-BASIC AND DILUTED                             4,414,859                                     4,414,859
                                                       ============================================================


Note: The unaudited pro forma consolidated statement of operations for the six months ended May 31, 1998 reflects the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statement of operations as the disposition transaction does not effect results from continuing operations.







SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                MERITAGE HOSPITALITY GROUP INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On June 16, 1998, the Company's wholly-owned subsidiaries, Grand Harbor Resort Inc. and Grand Harbor Yacht Club Inc., sold real and personal property including
(i) the hotel and restaurant facility (known as the Grand Harbor Resort) located at 940 West Savidge Street, Spring Lake, Michigan (the "Hotel"), (ii) 47 condominium slips of the Grand Harbor Yacht Club marina which is located adjacent to the Hotel (the "Marina Slips"), (iii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel and the Marina Slips, and (iv) certain other real and personal property owned by the subsidiaries and located adjacent to the Hotel and Marina (collectively, the "Assets"). The Assets were sold to Pacific XXII, Inc. and its affiliate, S.C. Land Acquisitions, L.L.C., both of whom have no relation to the Company. The Assets were sold for $4,500,000 pursuant to the terms of purchase and sale agreements dated May 27, 1998. The purchase price was comprised of $3,125,000 in cash and a $1,375,000 one-year note bearing interest at 10.8% which is secured by the Marina Slips.

The unaudited pro forma consolidated balance sheet as of May 31, 1998 reflects this transaction as if it occurred on that date. The unaudited pro forma statements of operations for the year ended November 30, 1997 and for the six months ended May 31, 1998 reflect this transaction as if it occurred on December 1, 1996.

In management's opinion, all material adjustments necessary to reflect the transaction are presented in the pro forma adjustments. The pro forma statements do not purport to project the Company's financial position or results of operations at any future date or for any future period, and should be read in conjunction with the Company's consolidated historical financial statements, and notes thereto contained in the Company's Form 10-K for the year ended November 30, 1997 and the quarterly report on Form 10-Q for the quarterly period ended May 31, 1998.

The pro forma adjustments are as follows:

Balance Sheet:

(1) To reflect the sale of the Assets and the debt reduction from the use of the cash proceeds of the sale of the Assets as of June 16, 1998, thereby reflecting the consolidated balance sheet as if the sale had been consummated on May 31, 1998. The pro forma adjustment to "net assets of discontinued operations" consists of the following:

                  Current assets                                 $    (16,098)
                  Property, plant and equipment                    (2,775,696)
                  Marina development costs                         (1,062,431)
                  Current liabilities                                 (71,088)
                  Long-term debt                                    2,406,300
                                                                 ------------

                  Net assets of discontinued operations          $ (1,519,013)
                                                                 ============

                MERITAGE HOSPITALITY GROUP INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                   (CONTINUED)

Statements of Operations:

The unaudited pro forma consolidated statements of operations for the year ended November 30, 1997 (as restated) and for the six months ended May 31, 1998 reflect the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statements of operations as the above described transaction does not effect results from continuing operations.